                                                                  EXHIBIT 10.03

                                AMENDMENT NO. 3
                                       TO
                 AGREEMENT FOR EXCHANGE AND PURCHASE AND ESCROW
                                  INSTRUCTIONS

This AMENDMENT NO. 3 TO AGREEMENT FOR EXCHANGE AND PURCHASE AND ESCROW INSTRUCTIONS ("Amendment No. 3") is made as of December 4, 1998 by and between SYMANTEC CORPORATION, a Delaware corporation ("Symantec") and TST DEVELOPMENT, L.L.C., a Delaware limited liability company ("TST") with reference to the following:

A. Symantec and TST are parties to that certain Agreement for Exchange and Purchase and Escrow Instructions dated as of September 22, 1998 ("the "Agreement").

B. The Agreement was amended pursuant to that certain Amendment No. 1 dated as of November 4, 1998 ("Amendment No. 1").

C. The Agreement was amended pursuant to that certain Amendment No. 2 dated as of November 20, 1998 ("Amendment No. 2").

D. The parties now desire to further amend the Agreement to further extend the end of the Feasibility Period.

E. All capitalized terms used in this Amendment No. 3 shall have the same meaning as defined in the Agreement unless separately defined herein.

                                   AGREEMENT

1. Notwithstanding anything to the contrary in the Agreement, Amendment No. 1 or Amendment No. 2, the end of the Feasibility Period is hereby extended to 5:00 p.m. PST on December 15, 1998.

2. Except as herein amended, the Agreement remains unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 as of December 4, 1998.

"Symantec"                          "TST"
SYMANTEC CORPORATION, A             TST DEVELOPMENT, L.L.C., a
Delaware corporation                Delaware limited liability company
By: Derek Witte                     By: /s/ Steven R. Weckster
   ------------------------            ------------------------
Name: /s/  Derek Witte              Name: Steven R. Weckster
   ------------------------            ------------------------
Its                                 Its  Vice President
   ------------------------            ------------------------